SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          AMERICAN QUANTUM CYCLES, INC.
             (Exact name of registrant as specified in its charter)

                 Florida                                 59-2651231
                 -------                                 ----------
 (State of incorporation or organization)  (I.R.S. employer identification no.)


     731 Washburn Road, Melbourne, Florida                    32934
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    (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class             Name of each exchange on which
         to be so registered             each class is to be registered
         -------------------             ------------------------------

         Common Stock ($.001)                 American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)
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                                (Title of Class)
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ITEM 1.           Description of Registrant's Securities to be Registered.

                  The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-74211) as filed with the Commission on March 10, 1999, as amended.

ITEM 2.           Exhibits.

                  2.1 Amended and Restated Articles of Incorporation of American Quantum Cycles, Inc.*

                  2.3 By-Laws of American Quantum Cycles, Inc. filed November 21, 1997.*

                  2.4 Amended Articles of Incorporation of American Quantum Cycles, Inc. filed June 3, 1999. **

                  4.1      Form of Common Stock Certificate. **


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

         * Incorporated by reference from the Registrant's Registration Statement on Form 10-SB (File No. 000-24083) as filed with the Securities and Exchange Commission on April 24, 1998.

         ** Filed as an exhibit to the Registrant's Amendment #1 to the Registration Statement on Form SB-2 (File No. 333-74211) as filed with the Securities and Exchange Commission on June 11, 1999.



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
                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        AMERICAN QUANTUM CYCLES, INC.
                                        (Registrant)


Date:    August 20, 1999                By:  /s/ Richard Hagen
                                        ----------------------------------------
                                                 Richard Hagan, President





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